United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4300 Cox Road

Glen Allen, Virginia 23060

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUB.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01 Other Events.

Share Repurchase Program

On May 5, 2026, Atlantic Union Bankshares Corporation (the “Company”) announced that its Board of Directors (the “Board”) authorized a share repurchase program to purchase up to $250 million of the Company’s common stock in open market transactions or privately negotiated transactions, including pursuant to a trading plan in accordance with Rule 10b5-1 and/or Rule 10b-18 under the Securities Exchange Act of 1934, as amended.

The authorization permits management to repurchase shares of the Company’s common stock from time to time at management’s discretion. The actual means and timing of any shares repurchased under the program will depend on a variety of factors, including the market price of the Company’s common stock, share issuances under Company equity plans, general market and economic conditions, applicable legal and regulatory requirements, and other factors. The repurchase program is authorized through May 5, 2027, although it may be modified or terminated by the Board at any time. The repurchase program does not obligate the Company to purchase any particular number of shares.

On May 5, 2026, the Company issued a press release regarding this share repurchase program, which press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Quarterly Dividend

On May 5, 2026, the Company issued a press release announcing that the Board declared a quarterly dividend of $0.37 per share of common stock. The dividend is payable on June 5, 2026 to common shareholders of record as of May 22, 2026.

The Company also announced that the Board declared a quarterly dividend on the Company’s 6.875% Perpetual Non-Cumulative Preferred Stock, Series A (the “Series A preferred stock”). The Series A preferred stock is represented by depositary shares, each representing a 1/400th ownership interest in a share of Series A preferred stock. The dividend of $171.88 per share (equivalent to $0.43 per outstanding depositary share) is payable on June 1, 2026 to holders of record as of May 15, 2026.

A copy of the Company’s press release dated May 5, 2026 is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Share repurchase program press release dated May 5, 2026
99.2	Dividend press release dated May 5, 2026
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: March 5, 2026	By:	/s/ Alexander D. Dodd
Alexander D. Dodd
Executive Vice President and
Chief Financial Officer

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